January 16, 2009

DREYFUS INVESTMENT PORTFOLIOS -Dreyfus MidCap Stock Portfolio

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

     The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “Management Arrangements –Portfolio Management.”

As a result of the merger of Franklin Portfolio Associates LLC into Mellon Capital Management (“MCM”), Michael Dunn, Oliver Buckley, Langton C. Garvin and Patrick Slattery became dual employees of Dreyfus and MCM on January 1, 2009.